--------------------------------------------------------------------------------
                                SECOND AMENDMENT
                                       TO
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT
--------------------------------------------------------------------------------

      Second Amendment dated as of September 30, 2000 to Revolving Credit and Term Loan Agreement (the "Second Amendment"), by and among GENRAD, INC., a Massachusetts corporation (the "Company"), GENRAD EUROPE LIMITED, a private company limited by shares organized under the laws of England and Wales, with registered number 02873907 ("GenRad Europe"), GENRAD LIMITED, a private company limited by shares organized under the laws of England and Wales, with registered number 00790061 ("GenRad Limited"), GENRAD HOLDINGS LIMITED, a private company limited by shares organized under the laws of England and Wales, with registered number 01761564 ("Holdings"), GIGANTISSIMO 2209 AKTIEBOLAG, a corporation organized under the laws of Sweden ("GenRad Sweden" and, collectively with the Company, GenRad Europe, GenRad Limited and Holdings, the "Borrowers" and each individually, a "Borrower"), FLEET NATIONAL BANK (formerly known as BANKBOSTON, N.A.) and the other lending institutions listed on Schedule 1 to the Credit Agreement (as hereinafter defined) (the "Banks") and FLEET NATIONAL BANK (London Branch) as Overdraft Bank (as defined in the Credit Agreement referred to below), amending certain provisions of the Revolving Credit and Term Loan Agreement dated as of March 24, 2000 (as amended and in effect from time to time, the "Credit Agreement") by and among the Borrowers, the Banks, the Overdraft Bank and FLEET NATIONAL BANK in its capacity as agent for the Banks (the "Agent"). Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

      WHEREAS, the Borrowers and the Banks have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Second Amendment;

      NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      ss.1. Amendment toss.10 of the Credit Agreement. Section 10 of the Credit Agreement is hereby amended by inserting immediately after the end ofss.10.20 the following:


            10.21. Consultant Review. The Company will deliver to the Agent by not later than November 30, 2000, a report from an independent consultant satisfactory to the Agent as to such consultant's review and conclusions of the Company's current financial plan, such review and conclusions to be in form and substance satisfactory to the Agent. Such review, and all costs and expenses associated therewith, shall be conducted and made at the expense of the Company.

      ss.2. Amendment toss.12 of the Credit Agreement. Section 12 of the Credit Agreement is hereby amended as follows:

      (a) Section 12.1 of the Credit Agreement is hereby amended by deleting the table contained in ss.12.1 in its entirety and restating it as follows:

            ---------------------------------------------------------
                         Period                       Ratio
            ---------------------------------------------------------
            Closing Date - July 1, 2000             2.25:1.00
            ---------------------------------------------------------
            July 2, 2000 - December 30, 2000        2.45:1.00
            ---------------------------------------------------------
            December 31, 2000                       2.00:1.00
            ---------------------------------------------------------
            Any time thereafter                     1.75:1.00
            ---------------------------------------------------------

      (b) Section 12.3 of the Credit Agreement is hereby amended by (i) inserting immediately after the words "will not permit the ratio of Consolidated Operating Cash Flow to Consolidated Total Debt Service for any fiscal quarter ending during any period described in the table set forth below other than the fiscal quarter ending July 1, 2000" the words "and the fiscal quarter ending September 30, 2000"; and (ii) deleting the table contained in ss.12.3 in its entirety and restating it as follows:

                    Fiscal Quarter Ending               Ratio
                    ---------------------               -----

            April 1, 2000                             1.75:1.00
            July 1, 2000 and September 30, 2000       Not Tested
            December 30, 2000                         1.75:1.00
            Each fiscal quarter ending thereafter     2.00:1.00

      (c) Section 12.4 of the Credit Agreement is hereby amended by deleting the table contained in ss.12.4 in its entirety and restating it as follows:

                    Fiscal Quarter Ending                 Amount
                    ---------------------                 ------

            April 1, 2000                              $17,000,000
            July 1, 2000                                $6,500,000
            September 30, 2000                          $  950,000
            December 30, 2000                          $18,700,000
            March 31, 2001                             $11,900,000
            June 30, 2001                              $14,700,000
            Each fiscal quarter ending thereafter      $20,000,000

      ss.3. Conditions to Effectiveness. This Second Amendment shall not become effective until the Agent receives the following:

      (a) a counterpart of this Second Amendment, executed by the Borrowers, each Guarantor and the Majority Banks; and

      (b) payment by the Borrowers of an amendment fee in the amount of 25 basis points on the Total Commitment plus the outstanding amount of the Term Loans, which amendment fee shall be for the pro rata accounts of the Banks.

      ss.4. Representations and Warranties. Each of the Borrowers hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in ss.9 of the Credit Agreement, provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, each of the Borrowers hereby represents and warrants that the execution and delivery by each Borrower of this Second Amendment and the performance by each Borrower of all of their agreements and obligations under the Credit Agreement as amended hereby are within the corporate authority of each Borrower and have been duly authorized by all necessary corporate or other similar action on the part of each Borrower.

      ss.5. Ratification, Etc. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Second Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

      ss.6. No Waiver. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrowers or any rights of the Agent, the Overdraft Bank or the Banks consequent thereon.

      ss.7. Counterparts. This Second Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

      ss.8. Governing Law. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

      IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as a document under seal as of the date first above written.

                                 GENRAD, INC.

                                 By: /s/ Walter A. Shephard
                                     --------------------------------------
                                      Name:
                                      Title:


                                 GENRAD HOLDINGS LIMITED

                                 By: /s/ Walter A. Shephard
                                     --------------------------------------
                                      Name:
                                      Title:  Director


                                 GENRAD EUROPE LIMITED

                                 By: /s/ Walter A. Shephard
                                     --------------------------------------
                                      Name:
                                      Title:  Director


                                 GENRAD LIMITED

                                 By: /s/ Walter A. Shephard
                                     --------------------------------------
                                      Name:
                                      Title:  Director


                                 GIGANTISSIMO 2209 AKTIEBOLAG

                                 By: /s/ Walter A. Shephard
                                     --------------------------------------
                                      Name:

                                 FLEET NATIONAL BANK

                                 By: /s/ Debra E. DelVecchio
                                     --------------------------------------
                                      Debra E. DelVecchio, Director


                                 FLEET NATIONAL BANK (London Branch), as
                                 Overdraft Bank

                                 By: /s/ Debra E. DelVecchio
                                     --------------------------------------
                                      Debra E. DelVecchio, Director


                                 KEYBANK NATIONAL ASSOCIATION

                                 By:
                                     --------------------------------------
                                      Title:


                                 THE CHASE MANHATTAN BANK

                                 By:
                                     --------------------------------------
                                     Roger A. Stone, Senior Vice President


                                 NATIONAL CITY BANK OF KENTUCKY

                                 By:
                                     --------------------------------------
                                      Title:


                                 THE BANK OF NOVA SCOTIA

                                 By:
                                     --------------------------------------
                                      Title:


                                 SUMMIT BANK

                                 By:
                                     --------------------------------------
                                      Title:

                                 FLEET NATIONAL BANK

                                 By:
                                     --------------------------------------
                                      Debra E. DelVecchio, Director


                                 FLEET NATIONAL BANK (London Branch), as
                                 Overdraft Bank

                                 By:
                                     --------------------------------------
                                      Debra E. DelVecchio, Director


                                 KEYBANK NATIONAL ASSOCIATION

                                 By: /s/ Karen L. Cumming
                                     --------------------------------------
                                      Title: Vice President


                                 THE CHASE MANHATTAN BANK

                                 By:
                                     --------------------------------------
                                     Roger A. Stone, Senior Vice President


                                 NATIONAL CITY BANK OF KENTUCKY

                                 By:
                                     --------------------------------------
                                      Title:


                                 THE BANK OF NOVA SCOTIA

                                 By:
                                     --------------------------------------
                                      Title:


                                 SUMMIT BANK

                                 By:
                                     --------------------------------------
                                      Title:

                                 FLEET NATIONAL BANK

                                 By:
                                     --------------------------------------
                                      Debra E. DelVecchio, Director


                                 FLEET NATIONAL BANK (London Branch), as
                                 Overdraft Bank

                                 By:
                                     --------------------------------------
                                      Debra E. DelVecchio, Director


                                 KEYBANK NATIONAL ASSOCIATION

                                 By:
                                     --------------------------------------
                                      Title:


                                 THE CHASE MANHATTAN BANK

                                 By: /s/ [ILLEGIBLE]
                                     --------------------------------------
                                     Vice President


                                 NATIONAL CITY BANK OF KENTUCKY

                                 By:
                                     --------------------------------------
                                      Title:


                                 THE BANK OF NOVA SCOTIA

                                 By:
                                     --------------------------------------
                                      Title:


                                 SUMMIT BANK

                                 By:
                                     --------------------------------------
                                      Title:

                                 FLEET NATIONAL BANK

                                 By:
                                     --------------------------------------
                                      Debra E. DelVecchio, Director


                                 FLEET NATIONAL BANK (London Branch), as
                                 Overdraft Bank

                                 By:
                                     --------------------------------------
                                      Debra E. DelVecchio, Director


                                 KEYBANK NATIONAL ASSOCIATION

                                 By:
                                     --------------------------------------
                                      Title:


                                 THE CHASE MANHATTAN BANK

                                 By:
                                     --------------------------------------
                                     Roger A. Stone, Senior Vice President


                                 NATIONAL CITY BANK OF KENTUCKY

                                 By: /s/ Kevin L. Anderson
                                     --------------------------------------
                                      Title: KEVIN. L. ANDERSON
                                              VICE PRESIDENT


                                 THE BANK OF NOVA SCOTIA

                                 By:
                                     --------------------------------------
                                      Title:


                                 SUMMIT BANK

                                 By:
                                     --------------------------------------
                                      Title:

                                 FLEET NATIONAL BANK

                                 By:
                                     --------------------------------------
                                      Debra E. DelVecchio, Director


                                 FLEET NATIONAL BANK (London Branch), as
                                 Overdraft Bank

                                 By:
                                     --------------------------------------
                                      Debra E. DelVecchio, Director


                                 KEYBANK NATIONAL ASSOCIATION

                                 By:
                                     --------------------------------------
                                      Title:


                                 THE CHASE MANHATTAN BANK

                                 By:
                                     --------------------------------------
                                     Roger A. Stone, Senior Vice President


                                 NATIONAL CITY BANK OF KENTUCKY

                                 By:
                                     --------------------------------------
                                      Title:


                                 THE BANK OF NOVA SCOTIA

                                 By: /s/ T.M. Pitcher
                                     --------------------------------------
                                      Title: T.M. PITCHER
                                      Authorized Signatory


                                 SUMMIT BANK

                                 By:
                                     --------------------------------------
                                      Title:

                                 FLEET NATIONAL BANK

                                 By:
                                     --------------------------------------
                                      Debra E. DelVecchio, Director


                                 FLEET NATIONAL BANK (London Branch), as
                                 Overdraft Bank

                                 By:
                                     --------------------------------------
                                      Debra E. DelVecchio, Director


                                 KEYBANK NATIONAL ASSOCIATION

                                 By:
                                     --------------------------------------
                                      Title:


                                 THE CHASE MANHATTAN BANK

                                 By:
                                     --------------------------------------


                                 NATIONAL CITY BANK OF KENTUCKY

                                 By:
                                     --------------------------------------
                                      Title:


                                 THE BANK OF NOVA SCOTIA

                                 By:
                                     --------------------------------------
                                      Title:


                                 SUMMIT BANK

                                 By: /s/ Steven De Luise
                                     --------------------------------------
                                      Title: Steven De Luise
                                             Vice President

                                 CITIZENS BANK OF MASSACHUSETTS

                                 By: /s/ Michael J. Cronin VP
                                     --------------------------------------
                                     Title:  Michael J. Cronin
                                             Vice President


                                 FIRST MASSACHUSETTS BANK, N.A.

                                 By:
                                     --------------------------------------
                                      Title:


                                 BANK ONE, NA (Main Office Chicago)

                                 By:
                                     --------------------------------------
                                      Title:


                                 LLOYDS TSB BANK PLC

                                 By:
                                     --------------------------------------
                                      Title:


                                 ABN AMRO BANK N.V.

                                 By:
                                     --------------------------------------
                                      Title:

                                 By:
                                     --------------------------------------
                                      Title:

                                 CITIZENS BANK OF MASSACHUSETTS

                                 By:
                                     --------------------------------------
                                     Title:


                                 FIRST MASSACHUSETTS BANK, N.A.

                                 By: /s/ [ILLEGIBLE]
                                     --------------------------------------
                                      Title: SVP


                                 BANK ONE, NA (Main Office Chicago)

                                 By:
                                     --------------------------------------
                                      Title:


                                 LLOYDS TSB BANK PLC

                                 By:
                                     --------------------------------------
                                      Title:


                                 ABN AMRO BANK N.V.

                                 By:
                                     --------------------------------------
                                      Title:

                                 By:
                                     --------------------------------------
                                      Title:

                                 CITIZENS BANK OF MASSACHUSETTS

                                 By:
                                     --------------------------------------
                                     Title:


                                 FIRST MASSACHUSETTS BANK, N.A.

                                 By:
                                     --------------------------------------
                                      Title:


                                 BANK ONE, NA (Main Office Chicago)

                                 By: /s/ Andrea S. Kantor
                                     --------------------------------------
                                      Title: Andrea S. Kantor
                                           First Vice President


                                 LLOYDS TSB BANK PLC

                                 By:
                                     --------------------------------------
                                      Title:


                                 ABN AMRO BANK N.V.

                                 By:
                                     --------------------------------------
                                      Title:

                                 By:
                                     --------------------------------------
                                      Title:

                                 CITIZENS BANK OF MASSACHUSETTS

                                 By:
                                     --------------------------------------
                                     Title:


                                 FIRST MASSACHUSETTS BANK, N.A.

                                 By:
                                     --------------------------------------
                                      Title:


                                 BANK ONE, NA (Main Office Chicago)

                                 By:
                                     --------------------------------------
                                      Title:


                                 LLOYDS TSB BANK PLC

                                 By: /s/ Ian Dimmock
                                     --------------------------------------
                                      Title: IAN DIMMOCK
                                           Vice President
                                         Acquisition Finance
                                               D080

                                    /s/ Paul Briamonte
                                    ---------------------------------------
                                        Paul D. Briamonte
                                    Director-Project Finance (USA)
                                             B374


                                 ABN AMRO BANK N.V.

                                 By:
                                     --------------------------------------
                                      Title:

                                 By:
                                     --------------------------------------
                                      Title:

                                 CITIZENS BANK OF MASSACHUSETTS

                                 By:
                                     --------------------------------------
                                     Title:


                                 FIRST MASSACHUSETTS BANK, N.A.

                                 By:
                                     --------------------------------------
                                      Title:


                                 BANK ONE, NA (Main Office Chicago)

                                 By:
                                     --------------------------------------
                                      Title:


                                 LLOYDS TSB BANK PLC

                                 By:
                                     --------------------------------------
                                      Title:


                                 ABN AMRO BANK N.V.

                                 By: /s/ N Smith
                                     --------------------------------------
                                      Title: Natalle M. Smith
                                              Vice President

                                 By: /s/ Lynn R. Schade
                                     --------------------------------------
                                      Title: Lynne R. Shade
                                             Vice President

                                 RATIFICATION OF GUARANTY

      Each of the undersigned guarantors hereby acknowledges and consents to the foregoing Second Amendment as of September 30, 2000, and agrees that the applicable Guarantee from such Guarantor dated as of March 24, 2000 in favor of the Agent for the benefit of the Agent and the Banks and all other Loan Documents to which each of the Guarantors are a party remain in full force and effect, and each of the Guarantors confirms and ratifies all of its obligations thereunder.

                                    GENRAD MEXICO, INC.

                                    By: /s/ Walter A. Shephard
                                       -----------------------------------
                                       Title:


                                    GENRAD HOLDINGS LIMITED

                                    By: /s/ Walter A. Shephard
                                       -----------------------------------
                                       Title:


                                    GENRAD LIMITED

                                    By: /s/ Walter A. Shephard
                                       -----------------------------------
                                       Title:


                                    GENRAD EUROPE LIMITED

                                    By: /s/ Walter A. Shephard
                                       -----------------------------------
                                       Title:


                                    TAVSTOCK LIMITED

                                    By: /s/ Walter A. Shephard
                                       -----------------------------------
                                       Title: